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                                                                     EXHIBIT 77M

REDOMICILING OF COLUMBIA INCOME BUILDER FUND

On March 7, 2011, Columbia Income Builder Fund (the Redomiciling Fund), a series of RiverSource Income Series, Inc., was reorganized into a newly formed series of Columbia Funds Series Trust II (the New Fund).

BOARD ACTION: Board members of the Redomiciling Fund, at a meeting held on November 11, 2010, approved an Agreement and Plan of Redomiciling (the Agreement). The Board determined that participation in the Redomiciling was in the best interests of the Redomiciling Fund and that the interests of existing shareholders of the Redomiciling Fund would not be diluted as a result of the Redomiciling.

SHAREHOLDER APPROVAL: The shareholders of the Redomiciling Fund approved the Agreement between the Redomiciling Fund and the New Fund at a special meeting of shareholders held on February 15, 2011.

TERMS OF THE REDOMICILING: Under the Agreement, the Redomiciling Fund transferred all of its assets attributable to Class A, Class B, Class C, Class R, Class R4 and Class Z shares to the New Fund in exchange for Class Class A, Class B, Class C, Class R, Class R4 and Class Z shares of the New Fund, respectively. Those shares were distributed proportionately to the shareholders of the Redomiciling Fund. The New Fund assumed the liabilities of the Redomiciling Fund. The shareholders did not pay any sales charge in connection with the distribution of shares. Columbia Management Investment Advisers, LLC agreed to bear the costs of the Redomiciling.


REDOMICILING OF COLUMBIA PORTFOLIO BUILDER CONSERVATIVE FUND

On March 7, 2011, Columbia Portfolio Builder Conservative Fund (the Redomiciling
Fund), a series of RiverSource Market Advantage Series, Inc., was reorganized into a newly formed series of Columbia Funds Series Trust II (the New Fund).

BOARD ACTION: Board members of the Redomiciling Fund, at a meeting held on November 11, 2010, approved an Agreement and Plan of Redomiciling (the Agreement). The Board determined that participation in the Redomiciling was in the best interests of the Redomiciling Fund and that the interests of existing shareholders of the Redomiciling Fund would not be diluted as a result of the Redomiciling.
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SHAREHOLDER APPROVAL: The shareholders of the Redomiciling Fund approved the
Agreement between the Redomiciling Fund and the New Fund at a special meeting of shareholders held on February 15, 2011.

TERMS OF THE REDOMICILING: Under the Agreement, the Redomiciling Fund transferred all of its assets attributable to Class A, Class B, Class C, Class R, Class R4 and Class Z shares to the New Fund in exchange for Class Class A, Class B, Class C, Class R, Class R4 and Class Z shares of the New Fund, respectively. Those shares were distributed proportionately to the shareholders of the Redomiciling Fund. The New Fund assumed the liabilities of the Redomiciling Fund. The shareholders did not pay any sales charge in connection with the distribution of shares. Columbia Management Investment Advisers, LLC agreed to bear the costs of the Redomiciling.


REDOMICILING OF COLUMBIA PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND

On March 7, 2011, Columbia Portfolio Builder Moderate Conservative Fund (the Redomiciling Fund), a series of RiverSource Market Advantage Series, Inc., was reorganized into a newly formed series of Columbia Funds Series Trust II (the New Fund).

BOARD ACTION: Board members of the Redomiciling Fund, at a meeting held on November 11, 2010, approved an Agreement and Plan of Redomiciling (the Agreement). The Board determined that participation in the Redomiciling was in the best interests of the Redomiciling Fund and that the interests of existing shareholders of the Redomiciling Fund would not be diluted as a result of the Redomiciling.

SHAREHOLDER APPROVAL: The shareholders of the Redomiciling Fund approved the Agreement between the Redomiciling Fund and the New Fund at a special meeting of shareholders held on February 15, 2011.

TERMS OF THE REDOMICILING: Under the Agreement, the Redomiciling Fund transferred all of its assets attributable to Class A, Class B, Class C, Class R, Class R4 and Class Z shares to the New Fund in exchange for Class Class A, Class B, Class C, Class R, Class R4 and Class Z shares of the New Fund, respectively. Those shares were distributed proportionately to the shareholders of the Redomiciling Fund. The New Fund assumed the liabilities of the Redomiciling Fund. The shareholders did not pay any sales charge in connection with the distribution of shares. Columbia Management Investment Advisers, LLC agreed to bear the costs of the Redomiciling.


REDOMICILING OF COLUMBIA PORTFOLIO BUILDER MODERATE FUND

On March 7, 2011, Columbia Portfolio Builder Moderate Fund (the Redomiciling
Fund), a series of RiverSource Market Advantage Series, Inc., was reorganized into a newly formed series of Columbia Funds Series Trust II (the New Fund).

BOARD ACTION: Board members of the Redomiciling Fund, at a meeting held on November 11, 2010, approved an Agreement and Plan of Redomiciling (the Agreement). The Board determined that participation in the Redomiciling was in the best interests of the Redomiciling Fund and that the interests of existing shareholders of the Redomiciling Fund would not be diluted as a result of the Redomiciling.

SHAREHOLDER APPROVAL: The shareholders of the Redomiciling Fund approved the Agreement between the Redomiciling Fund and the New Fund at a special meeting of shareholders held on February 15, 2011.

TERMS OF THE REDOMICILING: Under the Agreement, the Redomiciling Fund transferred all of its assets attributable to Class A, Class B, Class C, Class R, Class R4 and Class Z shares to the New Fund in exchange for Class Class A, Class B, Class C, Class R, Class R4 and Class Z shares of the New Fund, respectively. Those shares were distributed proportionately to the shareholders of the Redomiciling Fund. The New Fund assumed the liabilities of the Redomiciling Fund. The shareholders did not pay any sales charge in connection with the distribution of shares. Columbia Management Investment Advisers, LLC agreed to bear the costs of the Redomiciling.


REDOMICILING OF COLUMBIA PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND

On March 7, 2011, Columbia Portfolio Builder Moderate Aggressive Fund (the Redomiciling Fund), a series of RiverSource Market Advantage Series, Inc., was reorganized into a newly formed series of Columbia Funds Series Trust II (the New Fund).

BOARD ACTION: Board members of the Redomiciling Fund, at a meeting held on November 11, 2010, approved an Agreement and Plan of Redomiciling (the Agreement). The Board determined that participation in the Redomiciling was in the best interests of the Redomiciling Fund and that the interests of existing shareholders of the Redomiciling Fund would not be diluted as a result of the Redomiciling.

SHAREHOLDER APPROVAL: The shareholders of the Redomiciling Fund approved the Agreement between the Redomiciling Fund and the New Fund at a special meeting of shareholders held on February 15, 2011.

TERMS OF THE REDOMICILING: Under the Agreement, the Redomiciling Fund transferred all of its assets attributable to Class A, Class B, Class C, Class R, Class R4 and Class Z shares to the New Fund in exchange for Class Class A, Class B, Class C, Class R, Class R4 and Class Z shares of the New Fund, respectively. Those shares were distributed proportionately to the shareholders of the Redomiciling Fund. The New Fund assumed the liabilities of the Redomiciling Fund. The shareholders did not pay any sales charge in connection with the distribution of shares. Columbia Management Investment Advisers, LLC agreed to bear the costs of the Redomiciling.


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REDOMICILING OF COLUMBIA PORTFOLIO BUILDER AGGRESSIVE FUND

On March 7, 2011, Columbia Portfolio Builder Aggressive Fund (the Redomiciling
Fund), a series of RiverSource Market Advantage Series, Inc., was reorganized into a newly formed series of Columbia Funds Series Trust II (the New Fund).

BOARD ACTION: Board members of the Redomiciling Fund, at a meeting held on November 11, 2010, approved an Agreement and Plan of Redomiciling (the Agreement). The Board determined that participation in the Redomiciling was in the best interests of the Redomiciling Fund and that the interests of existing shareholders of the Redomiciling Fund would not be diluted as a result of the Redomiciling.

SHAREHOLDER APPROVAL: The shareholders of the Redomiciling Fund approved the Agreement between the Redomiciling Fund and the New Fund at a special meeting of shareholders held on February 15, 2011.

TERMS OF THE REDOMICILING: Under the Agreement, the Redomiciling Fund transferred all of its assets attributable to Class A, Class B, Class C, Class R, Class R4 and Class Z shares to the New Fund in exchange for Class Class A, Class B, Class C, Class R, Class R4 and Class Z shares of the New Fund, respectively. Those shares were distributed proportionately to the shareholders of the Redomiciling Fund. The New Fund assumed the liabilities of the Redomiciling Fund. The shareholders did not pay any sales charge in connection with the distribution of shares. Columbia Management Investment Advisers, LLC agreed to bear the costs of the Redomiciling.


MERGER OF COLUMBIA INCOME BUILDER FUND II AND COLUMBIA INCOME BUILDER FUND III INTO COLUMBIA INCOME BUILDER FUND

On April 8, 2011, Columbia Income Builder Fund II and Columbia Income Builder Fund III (each a Selling Fund and together the Selling Funds), each a series of RiverSource Income Series, Inc. merged into Columbia Income Builder Fund (the Buying Fund), a series of Columbia Funds Series Trust II.

BOARD ACTION: Board members of each Selling Fund, at a meeting held in September 2010, and Board members of the Buying Fund, at a meeting held in September 2010, approved an Agreement and Plan of Reorganization (the Agreement). Each Board determined that participation in the reorganization was in the best interests of the respective Funds and that the interests of existing shareholders of the respective Funds would not be diluted as a result of the reorganization.

SHAREHOLDER APPROVAL: The shareholders of each Selling Fund approved the Agreement between the Selling Fund and the Buying Fund at a special meeting of shareholders held on February 15, 2011.

TERMS OF THE REORGANIZATION: Under the Agreement, the Selling Fund transferred all of its assets attributable to Class A, Class B, Class C and Class R4 shares to the Buying Fund in exchange for Class A, Class B, Class C and Class R4 shares of the Buying Fund, respectively. Those shares were distributed proportionately to the shareholders of each Selling Fund. The Buying Fund assumed the liabilities of the Selling Funds. The shareholders did not pay any sales charge in connection with the distribution of shares. The Selling Funds, the Buying Fund and Columbia Management Investment Advisers, LLC agreed to bear the costs of the reorganization as outlined in the Agreement.